                                                                    EXHIBIT 10.3

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

          ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of August __, 1999 by and between GIANT GROUP, LTD. ("Assignor"), having an address at 9000 Sunset Blvd., Los Angeles, California 90069 and PERISCOPE SPORTSWEAR, INC. ("Assignee"), having an address at 1407 Broadway, Suite 620, New York, New York 10018.

                                 BACKGROUND
                                 ----------

          Assignor and Century Business Credit Corporation ("Century") are parties to Letter of Credit Security Agreement dated May 26, 1999 (the "Letter of Credit Agreement") pursuant to which Century caused the opening of letters of credit on behalf of Assignor. The letters of credit opened by Century on behalf of Assignor pursuant to the Letter of Credit Agreement covered goods to be purchased for the benefit of Assignee, which is a wholly-owned subsidiary of Assignor.

          Assignee and Century are entering into a Factoring Agreement (the "Factoring Agreement"), Supplement Letter of Credit Security Agreement and related agreements, dated as of the date hereof (collectively, the "Assignee Documents") pursuant to which Century is establishing a factoring arrangement for the benefit of Assignee and providing for the issuance of letters of credit on Assignee's behalf.

          In connection with the transactions contemplated by the Assignee Documents, Assignor has agreed to assign to Assignee all of Assignor's rights and obligations under the Letter of Credit Agreement and Assignee has agreed to assume all of Assignor's obligations to Century under the Letter of Credit Agreement, in each case on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          A.  Assignment
              -----------

          1. As of the date hereof, Assignor hereby assigns, transfers, sells, conveys and sets over unto Assignee, without recourse, all of Assignor's rights under the Letter of Credit Agreement and all of Assignor's right, title and interest in and to all goods shipped under, pursuant to, or in connection with each letter of credit issued under the Letter of Credit Agreement, the proceeds thereof and all warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments accompanying or relating to any such letter of credit.

          2. Assignor hereby acknowledges that it will from time to time after the date hereof, upon request of Assignee or Century, execute and deliver such further documents, instruments and agreements and take such further action as Assignee or Century may request to effectuate the assignment contemplated hereby.

          B.  Assumption and Adoption
              -----------------------

          1. Assignee hereby (a) assumes in full the payment and performance of all of Assignor's obligations under the Letter of Credit Agreement and (b) adopts all of the provisions, terms and conditions contained in the Letter of Credit Agreement as if the Letter of Credit Agreement was entered into by and between Assignee and Century.

          2. Assignee hereby acknowledges that (a) it will from time to time after the date hereof, upon request of Assignor or Century, execute and deliver such further documents, instruments and agreements and take such further action as Assignor or Century may request to effectuate the assumption and adoption contemplated hereby and (b) all obligations of Assignor assumed by Assignee hereunder shall be deemed Obligations under and as defined in the Factoring Agreement and shall be secured by the Collateral (as such terms is defined in the Factoring Agreement).

          C.  Miscellaneous
              -------------

          1. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

          2. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

          3. On the effective date of this Agreement and upon consummation of the transactions contemplated by the Factoring Agreement, Century shall and by this letter hereby does (a) release Assignor from any and all liability under the Letter of Credit Agreement and (b) terminate the Cash Collateral Deposit Letter dated May 26, 1999 between Century and Assignor and shall return to Assignor the cash collateral pledged thereunder.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                 GIANT GROUP, LTD.


                                 By: /s/ David Gotterer
                                    -------------------
                                    Name: David Gotterer
                                    Title: Vice Chairman


                                 PERISCOPE SPORTSWEAR, INC.


                                 By: /s/ Glenn Sands
                                     ---------------
                                     Name: Glenn Sands
                                     Title: President

AGREED TO:

CENTURY BUSINESS CREDIT
 CORPORATION

By: /s/ Andrew H. Tananbaum
    -----------------------
   Name: Andrew H. Tananbaum
   Title: President